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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT



                Date of Report (Date of earliest event reported).
                                  July 1, 1996



             INTEGRATED RESOURCES AMERICAN LEASING INVESTORS VII-A,
                        A California Limited Partnership
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             (Exact name of registrant as specified in its charter)



California                          0-14461                      13-3244529
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(State or other jurisdiction        Commission                   I.R.S. Employer
of incorporation)                   File Number                  I.D. Number


                   411 West Putnam Avenue, Greenwich, CT 06830
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               (Address of principal executive offices) (Zip Code)



Registrant's Telephone Number
including area code: (203) 862-7000


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ITEM 2.  Acquisition or Disposition of Assets

On June 30, 1996, the lease of a certain Seismic Vessel (the "Seismic Vessel") owned by Registrant expired in accordance with its terms. On July 1, 1996, the lessee, Western Atlas International, purchased the Seismic Vessel for sale proceeds of approximately $2,550,000. At the time of sale, such equipment had a net carrying value of approximately $1,137,600.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              Integrated Resources
                                              American Leasing Investors VII-A,
                                              a California Limited Partnership
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                                     By:      ALI Equipment Management Corp.
                                              Managing General Partner


                                     /s/      Douglas J. Lambert
                                             -----------------------------------
                                              Douglas J. Lambert
                                              President (Principal Executive and
                                                   Financial Officer)








Date: July 29, 1996